Exhibit 99.1

Net Lease Office Properties
Supplemental Financial Information
Fourth Quarter 2025

Terms and Definitions

As used in this supplemental package, the terms “Net Lease Office Properties,” “NLOP,” “we,” “us” and “our” include Net Lease Office Properties, its consolidated subsidiaries and its predecessors, unless otherwise indicated. Other terms and definitions are as follows:

REIT	Real estate investment trust
WPC	W. P. Carey Inc., a net-lease REIT (also our “Advisor”)
U.S.	United States
ABR	Contractual minimum annualized base rent
NAREIT	National Association of Real Estate Investment Trusts (an industry trade group)
WALT	Weighted-average lease term
CPI	Consumer price index

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles (“GAAP”), including funds from operations (“FFO”); adjusted funds from operations (“AFFO”); pro rata cash net operating income (“pro rata cash NOI”); and normalized pro rata cash NOI. FFO is a non-GAAP measure defined by NAREIT. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures are provided within this supplemental package. In addition, refer to the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of these non-GAAP financial measures and other metrics.

Amounts may not sum to totals due to rounding.

Net Lease Office Properties
Supplemental Information – Fourth Quarter 2025

Net Lease Office Properties
Fourth Quarter 2025

Summary Metrics
As of or for the three months ended December 31, 2025.

Financial Results
Revenues, including reimbursable costs – consolidated ($000s)	$30,744
Net loss attributable to NLOP ($000s)	(53)
Net loss attributable to NLOP per diluted share	0.00
Normalized pro rata cash NOI ($000s) (a) (b)	12,360
AFFO attributable to NLOP ($000s) (a) (b)	22,004
AFFO attributable to NLOP per diluted share (a) (b)	1.49

Special cash distributions declared, gross distributions – current quarter (in thousands) (c)	$136,289
Special cash distributions declared per share – current quarter (c)	9.20

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $25.79 ($000s)	$382,055

Total consolidated debt ($000s)	21,900
Gross assets ($000s) (d)	516,029
Total consolidated debt to gross assets	4.2%

Advisory Fees and Reimbursements Paid to WPC
Asset management fees (e)	$987
Administrative reimbursements (f)	1,000

Portfolio (Pro Rata) (b)
ABR (in thousands) (g)	$54,122
Number of properties	24
Number of tenants	26
Occupancy	79.0%
Weighted-average lease term (in years)	3.9
Leasable square footage (in thousands) (h)	3,375
ABR from investment grade tenants as a % of total ABR (i)	30.3%

Dispositions – number of properties sold	8
Dispositions – gross proceeds (in thousands) (j)	$133,574

Subsequent to Quarter End
Dispositions – number of properties sold	4
Dispositions – gross proceeds (in thousands)	$118,223

Special cash distribution – gross distributions (in thousands) (k)	$99,995
Special cash distribution – per share (k)	6.75
________
(a)Normalized pro rata cash NOI and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)In November 2025, our Board of Trustees declared a special cash distribution of $4.10 per share, totaling approximately $60.7 million. This distribution was paid on December 19, 2025 to shareholders of record as of December 4, 2025. In addition, in December 2025, our Board of Trustees declared a special cash distribution of $5.10 per share, totaling approximately $75.6 million. This distribution was paid on January 20, 2026 to shareholders of record as of January 2, 2026.
(d)Gross assets represent consolidated total assets before accumulated depreciation on buildings and improvements. Gross assets are net of accumulated amortization on in-place lease intangible assets of $33.1 million and above-market rent intangible assets of $7.2 million.
(e)Pursuant to certain advisory agreements, our Advisor provides us with strategic management services, including asset management, property disposition support, and various related services. We pay our Advisor an asset management fee that was initially set at an annual amount of $7.5 million and is being proportionately reduced following the disposition of each portfolio property.
(f)Pursuant to certain advisory agreements, we will reimburse our Advisor a base administrative amount of approximately $4.0 million annually, for certain administrative services, including day-to-day management services, investor relations, accounting, tax, legal, and other administrative matters.
(g)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(h)Excludes 570,999 of operating square footage for a parking garage at a domestic property.
(i)Percentage of portfolio is based on ABR, as of December 31, 2025. Includes tenants or guarantors with investment grade ratings (19.5%) and subsidiaries of non-guarantor parent companies with investment grade ratings (10.8%). Investment grade refers to an entity with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(j)Includes $24.8 million of gross proceeds used to repay a non-recourse mortgage loan in connection with a disposition.
(k)In January 2026, our Board of Trustees declared a special cash distribution of $6.75 per share, totaling approximately $100 million. This distribution was paid on February 17, 2026 to shareholders of record as of January 30, 2026.

Net Lease Office Properties | 1

Net Lease Office Properties
Fourth Quarter 2025

Components of Net Asset Value
In thousands.

Three Months Ended December 31, 2025
Normalized Pro Rata Cash NOI (a) (b)	$12,360

Balance Sheet – Selected Information	As of December 31, 2025
Assets
Book value of select real estate (c)	$25,647
Cash and cash equivalents	119,621
Restricted cash, including escrow	3,011
Other assets, net:
Straight-line rent adjustments	$13,274
Accounts receivable	1,827
Deferred charges	1,064
Prepaid expenses	1,193
Taxes receivable	150
Other	3,291
Total other assets, net	$20,799

Liabilities
Non-recourse mortgages, net	$21,900
Dividends payable	75,552
Accounts payable, accrued expenses and other liabilities:
Non-refundable deposit (d)	$20,000
Accounts payable and accrued expenses	8,455
Prepaid and deferred rents	5,732
Tenant security deposits	438
Accrued taxes payable	283
Operating lease liabilities	178
Other	21,018
Total accounts payable, accrued expenses and other liabilities	$56,104
________
(a)Normalized pro rata cash NOI is a non-GAAP measure. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Represents the value of real estate not appropriately captured in normalized pro rata cash NOI, such as vacant assets.
(d)Represents a non-refundable deposit for the sale of the KBR property in Houston, Texas, which was completed in January 2026, as described in the Summary Metrics section.

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Net Lease Office Properties
Fourth Quarter 2025

Consolidated Statement of Operations
In thousands, except share and per share amounts.

Three Months Ended December 31, 2025
Revenues
Lease revenues	$20,263
Income from finance leases	610
Other lease-related income	9,871
30,744
Operating Expenses
Depreciation and amortization	7,488
Impairment charges — real estate	7,185
Reimbursable tenant costs	4,843
Property expenses, excluding reimbursable tenant costs	1,956
General and administrative (a)	1,700
Asset management fees (b)	987
24,159
Other Income and Expenses
Other gains and (losses) (c)	(4,666)
Loss on sale of real estate, net	(1,054)
Interest expense	(936)
(6,656)
Loss before income taxes	(71)
Benefit from income taxes	54
Net Loss	(17)
Net income attributable to noncontrolling interests	(36)
Net Loss Attributable to NLOP	$(53)

Basic and Diluted Loss Per Share	$0.00
Weighted-Average Shares Outstanding
Basic and Diluted	14,814,075
________
(a)Includes $1.0 million of administrative reimbursements to our Advisor.
(b)Amount comprises fees paid to Advisor for strategic management services, including asset management, property disposition support, and various related services.
(c)Amount includes a non-cash allowance for credit loss recorded on a net investment in a sales-type lease of $4.8 million.

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Net Lease Office Properties
Fourth Quarter 2025

FFO and AFFO, Consolidated
In thousands, except share and per share amounts.

Three Months Ended December 31, 2025
Net loss attributable to NLOP	$(53)
Adjustments:
Depreciation and amortization of real property	7,488
Impairment charges — real estate	7,185
Loss on sale of real estate, net	1,054
Proportionate share of adjustments for noncontrolling interests (a)	(52)
Total adjustments	15,675
FFO (as defined by NAREIT) Attributable to NLOP (b)	15,622
Adjustments:
Other (gains) and losses (c)	5,321
Straight-line and other leasing and financing adjustments	651
Above- and below-market rent intangible lease amortization, net	312
Other amortization and non-cash items	111
Proportionate share of adjustments for noncontrolling interests (a)	(13)
Total adjustments	6,382
AFFO Attributable to NLOP (b)	$22,004

Summary
FFO (as defined by NAREIT) attributable to NLOP (b)	$15,622
FFO (as defined by NAREIT) attributable to NLOP per diluted share (b)	$1.05
AFFO attributable to NLOP (b)	$22,004
AFFO attributable to NLOP per diluted share (b)	$1.49
Diluted weighted-average shares outstanding	14,814,075
________
(a)Adjustments disclosed elsewhere in this reconciliation are on a consolidated basis. This adjustment reflects our FFO or AFFO on a pro rata basis.
(b)FFO and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures.
(c)Amount includes a non-cash allowance for credit loss recorded on a net investment in a sales-type lease of $4.8 million.

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Net Lease Office Properties
Fourth Quarter 2025

Consolidated Balance Sheets
In thousands, except share and per share amounts.

	December 31,
	2025	2024
Assets
Investments in real estate:
Land, buildings and improvements	$218,799	$730,345
Net investments in finance leases	41,878	—
In-place lease intangible assets and other	45,160	209,968
Above-market rent intangible assets	10,760	30,512
Investments in real estate	316,597	970,825
Accumulated depreciation and amortization	(102,926)	(292,679)
Assets held for sale, net	96,269	29,297
Net investments in real estate	309,940	707,443
Cash and cash equivalents	119,621	25,121
Restricted cash	3,011	43,305
Other assets, net	20,799	29,200
Total assets	$453,371	$805,069

Liabilities and Equity
Debt:
Non-recourse mortgages, net	$21,900	$111,259
NLOP Mezzanine Loan, net	—	57,957
Debt, net	21,900	169,216
Accounts payable, accrued expenses and other liabilities	56,104	44,145
Below-market rent intangible liabilities, net	1,990	6,305
Dividends payable	75,552	—
Total liabilities	155,546	219,666

Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 45,000,000 shares authorized; 14,814,075 shares issued and outstanding	15	15
Additional paid-in capital	855,813	855,813
Distributions in excess of accumulated earnings	(561,917)	(234,443)
Accumulated other comprehensive loss	—	(40,157)
Total shareholders' equity	293,911	581,228
Noncontrolling interests	3,914	4,175
Total equity	297,825	585,403
Total liabilities and equity	$453,371	$805,069

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Net Lease Office Properties
Fourth Quarter 2025

Capitalization and Debt Overview

Capitalization
In thousands, except share and per share amounts. As of December 31, 2025.

Total Enterprise Value	Shares	Share Price	Market Value
Equity
Common equity	14,814,075	$25.79	$382,055
Total Equity Market Capitalization			382,055

			Outstanding Balance
Debt
Non-recourse mortgages			21,900
Total Debt			21,900
Less: Cash and cash equivalents			(119,621)
Net Debt			(97,721)

Total Enterprise Value			$284,334

Debt Overview
Dollars in thousands. Pro rata. As of December 31, 2025.

	Maturity Date	Fixed / Floating	Interest Rate	Total Outstanding Balance
Mortgages (Tenant Listed)
Intuit	7/6/2026	Fixed	7.0%	$21,900

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Net Lease Office Properties
Fourth Quarter 2025

Dispositions
Dollars in thousands. Pro rata.

Tenant	Property Location(s)	Gross Sale Price	ABR (a)	Closing Date	Gross Square Footage
4Q23
Raytheon	Tucson, AZ	$24,575	$1,978	Dec-23	143,650
Carhartt	Dearborn, MI	9,806	748	Dec-23	58,722
BCBSM	Eagan, MN	2,500	298	Dec-23	29,916
AVL	Plymouth, MI	6,200	575	Dec-23	70,000
4Q23 Total		43,081	3,599		302,288

1Q24
Undisclosed – UK insurance company (b)	Newport, United Kingdom	10,497	1,761	Jan-24	80,664
TotalEnergies (b)	Stavanger, Norway	33,072	5,185	Mar-24	275,725
1Q24 Total		43,569	6,946		356,389

2Q24
Exelon (c)	Warrenville, IL	19,830	2,935	Apr-24	146,745
Vacant (formerly AVT Technology Solutions) (c)	Tempe, AZ	13,160	—	Apr-24	132,070
FedEx	Collierville, TN	62,500	5,491	Apr-24	390,380
DMG MORI	Hoffman Estates, IL	35,984	2,458	Apr-24	104,598
BCBSM (2 properties)	Eagan, MN	60,700	4,663	Jun-24	347,472
2Q24 Total		192,174	15,547		1,121,265

3Q24
CVS Health	Scottsdale, AZ	71,500	4,252	Aug-24	354,888
Henniges Automotive (Xileh)	Auburn Hills, MI	9,000	711	Sep-24	55,490
3Q24 Total		80,500	4,963		410,378

4Q24
E.On (b)	Houghton le Spring, United Kingdom	3,924	3,819	Oct-24	217,339
Vacant (formerly BCBSM)	Eagan, MN	11,650	—	Nov-24	227,666
Merative	Hartland, WI	6,750	669	Dec-24	81,082
Charter Communications	Bridgeton, MO	7,350	820	Dec-24	78,080
CVS Caremark	Chandler, AZ	15,000	1,645	Dec-24	183,000
Cofinity / Aetna	Southfield, MI	2,500	1,833	Dec-24	94,453
4Q24 Total		47,174	8,786		881,620

Total 2023-2024 Dispositions		$406,498	$39,841		3,071,940

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Net Lease Office Properties
Fourth Quarter 2025

Dispositions (continued)
Dollars in thousands. Pro rata.

Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	ABR (a)	Closing Date	Gross Square Footage
1Q25
Emerson	Houston, TX	4,180	1,108	Mar-25	52,144
Nokia (b)	Krakow, Poland	5,595	779	Mar-25	53,400
1Q25 Total		9,775	1,887		105,544

2Q25
Vacant (formerly McKesson Corporation)	The Woodlands, TX	16,300	—	May-25	204,063
2Q25 Total		16,300	—		204,063

3Q25
JPMorgan Chase	Tampa, FL	25,180	3,053	Jul-25	176,150
Acosta	Jacksonville, FL	10,550	1,541	Aug-25	88,062
Siemens (b) (c)	Oslo, Norway	45,694	4,842	Sep-25	165,905
MISO	Eagan, MN	11,500	1,148	Sep-25	60,463
3Q25 Total		92,924	10,584		490,580

4Q25
Thermo Fisher Scientific	Morrisville, NC	33,000	4,063	Nov-25	219,812
Securitas	Plymouth, MN	5,654	1,218	Nov-25	182,250
JPMorgan Chase	Tampa, FL	13,650	1,934	Dec-25	135,733
Veritas	Roseville, MN	14,625	2,255	Dec-25	136,125
Vacant (formerly Master Lock)	Oak Creek, WI	2,576	—	Dec-25	120,883
Pioneer Credit Recovery	Moorestown, NJ	6,069	931	Dec-25	65,567
JPMorgan Chase	Fort Worth, TX	33,000	4,850	Dec-25	386,154
Northrop Grumman	Plymouth, MN	25,000	2,679	Dec-25	191,336
4Q25 Total		133,574	17,930		1,437,860

Total 2025 Dispositions		252,573	30,401		2,238,047

Total Dispositions (d)		$659,071	$70,242		5,309,987
________
(a)ABR is pro forma for any agreed to and signed future rent restructurings.
(b)Amount reflects the applicable exchange rate on the date of the transaction.
(c)We transferred ownership of these properties and the related non-recourse mortgage loans to the respective mortgage lender or buyer (as applicable). Gross proceeds from these dispositions represent the mortgage principal outstanding on the respective dates of transfer.
(d)In January and February 2026, we disposed of four properties, as described in the Summary Metrics section.

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Net Lease Office Properties
Fourth Quarter 2025

Capital Expenditures and Leasing Activity
Capital Expenditures
In thousands. For the three months ended December 31, 2025.

Tenant Improvements and Leasing Costs

Tenant Improvements (Tenant Listed)
Securitas	$20
20

Leasing Costs (Tenant Listed)
North American Lighting	541
Arcfield	23
564

Tenant Improvements and Leasing Costs	584

Maintenance Capital Expenditures (Tenant Listed)
North American Lighting	715
KBR	255
Pioneer Credit Recovery	182
JPMorgan Chase	61
Google	18
1,231

Total: Tenant Improvements and Leasing Costs, and Maintenance Capital Expenditures	$1,815

Leasing Activity
Dollars in thousands. For the three months ended December 31, 2025, except ABR. Pro rata.

New Leases					Expected Tenant Improvements ($000s)	Leasing Commissions ($000s)
				ABR
Tenant	Location	Square Feet	Number of Leases	New Lease ($000s) (a)			New Lease Term
Five Labs (b)	Tampa, FL	25,317	1	$684	$1,013	$470	10.2 years
Total / Weighted Average (c)		25,317	1	$684	$1,013	$470	10.2 years
_______
(a)New lease amounts are based on in-place rents at time of lease commencement and exclude any free rent periods.
(b)This multi-tenant property was sold in December 2025.
(c)Weighted average refers to the new lease term.

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Net Lease Office Properties
Fourth Quarter 2025

Top Ten Tenants
Dollars in thousands. Pro rata. As of December 31, 2025.

Tenant	State / Country	ABR	ABR %	Square Footage	Number of Properties	Weighted-Average Lease Term (Years)
KBR (a) (b)	Texas	$20,158	37.2%	913,713	1	4.5
Iowa Board of Regents	Iowa	4,056	7.5%	191,700	1	4.8
Omnicom	California	3,961	7.3%	120,000	1	2.7
RRD	Illinois	3,461	6.4%	167,215	1	1.7
Google (b)	California	3,108	5.7%	67,681	1	4.8
Intuit	Texas	2,577	4.8%	166,033	1	0.5
Grande Communications	Texas	2,407	4.5%	134,009	5	2.7
Cenlar FSB	Pennsylvania	2,105	3.9%	105,584	1	2.5
iHeart Communications	Texas	2,050	3.8%	120,147	1	9.1
Arbella Insurance	Massachusetts	1,850	3.4%	132,160	1	1.4
Total (c)		$45,733	84.5%	2,118,242	14	3.9
________
(a)Excludes 570,999 of operating square footage for a parking garage associated with the KBR property in Houston, Texas.
(b)These properties were sold in January 2026, as described in the Summary Metrics section.
(c)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Fourth Quarter 2025

Lease Expirations
Dollars in thousands. Pro rata. As of December 31, 2025.

Year of Lease Expiration (a)	Number of Leases Expiring	Number of Tenants with Leases Expiring	ABR	ABR %	Square Footage (b)	Square Footage %
2026	7	7	$6,188	11.4%	409,351	12.1%
2027	5	4	5,586	10.3%	318,176	9.4%
2028	6	5	8,745	16.2%	371,471	11.0%
2029	3	2	1,918	3.5%	113,277	3.4%
2030	5	5	27,375	50.6%	1,175,257	34.8%
2031	1	1	631	1.2%	50,600	1.5%
2035	1	1	2,050	3.8%	120,147	3.6%
2037	1	1	545	1.0%	31,120	0.9%
2041	1	1	1,084	2.0%	75,286	2.3%
Vacant	—	—	—	—%	710,428	21.0%
Total (c)	30		$54,122	100.0%	3,375,113	100.0%

________
(a)Assumes tenants do not exercise any renewal options or purchase options.
(b)Excludes 570,999 of operating square footage for a garage at a domestic property.
(c)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Fourth Quarter 2025

Property List
Dollars in thousands. Pro rata. As of December 31, 2025.

											Encumbered Status
#	Primary Tenant	Industry	Credit (a)	City	State	Square Footage (b)	ABR	Rent Increase Type	Date of Next Increase	WALT (c)	In-Place Mortgage Debt
1	KBR (sold on 1/15/26) (d) (e)	Construction & Engineering	Non-IG	Houston	Texas	1,064,788	$21,300	Fixed: One-time 7.78%	Jan-27	4.4	$—
2	Iowa Board of Regents (f)	Government Related Services	IG	Coralville	Iowa	191,700	$4,056	CPI: 0.0% Floor / No Cap	N/A	4.8	$—
3	Omnicom	Advertising	IG	Playa Vista	California	120,000	$3,961	None	N/A	2.7	$—
4	RRD	Commercial Printing	Non-IG	Warrenville	Illinois	167,215	$3,461	Fixed: 2.00% annually	Sep-26	1.7	$—
5	Google (sold on 1/8/26)	Internet Software & Services	IG	Venice	California	67,681	$3,108	Fixed: 3.00% annually	Nov-26	4.8	$—
6	Intuit	Internet Software & Services	IG	Plano	Texas	166,033	$2,577	Fixed: 'One-time $2.00/SF in '21	N/A	0.5	$21,900
7	Cenlar FSB	Regional Banks	Non-IG	Yardley	Pennsylvania	105,584	$2,105	Fixed: 2.50% annually	Jan-26	2.5	$—
8	iHeart Communications	Broadcasting	Non-IG	San Antonio	Texas	120,147	$2,051	Fixed: 2.00% annually	Feb-26	9.1	$—
9	Arbella Insurance	Property & Casualty Insurance	IG	Quincy	Massachusetts	132,160	$1,850	Fixed: 'One-time $1.00/SF in '22	N/A	1.4	$—
10	ICF (sold on 2/2/26)	IT Consulting & Other Services	Non-IG	Martinsville	Virginia	93,333	$1,830	CPI: 0.0% Floor / No Cap	Jan-26	1.1	$—
11	Safelite	Specialized Consumer Services	Non-IG	Rio Rancho	New Mexico	94,649	$1,527	Fixed: 2.00% annually	Jan-26	3.4	$—
12	Grande Communications	Cable & Satellite	Non-IG	San Marcos	Texas	47,000	$1,101	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.7	$—
13	North American Lighting	Auto Parts & Equipment	Non-IG	Farmington Hills	Michigan	75,286	$1,084	Fixed: 2.50% annually	Apr-27	15.2	$—
14	Arcfield (g)	Aerospace & Defense	Non-IG	King of Prussia	Pennsylvania	88,578	$1,000	Fixed: One-time 17.50% in '23	N/A	0.1	$—
15	APCO	Property & Casualty Insurance	Non-IG	Norcross	Georgia	50,600	$631	Fixed: 2.50% annually	Mar-26	5.2	$—
16	Undisclosed – multi-national provider of industrial gases (h)	Industrial Gases	IG	Houston	Texas	49,821	$629	Fixed: 2.00% annually	N/A	0.0	$—
17	S&ME (sold on 2/24/26)	Environmental & Facilities Services	Non-IG	Raleigh	North Carolina	31,120	$545	Fixed: 2.75% annually	Mar-26	11.2	$—
18	Grande Communications	Cable & Satellite	Non-IG	Waco	Texas	30,699	$484	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.7	$—
19	Grande Communications	Cable & Satellite	Non-IG	Corpus Christi	Texas	20,717	$363	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.7	$—
20	Grande Communications	Cable & Satellite	Non-IG	Odessa	Texas	21,193	$242	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.7	$—
21	Grande Communications	Cable & Satellite	Non-IG	San Marcos	Texas	14,400	$217	CPI: 0.0% Floor / 3.0% Cap	Aug-26	2.7	$—
22	Vacant (formerly BCBSM) (h)	N/A	N/A	Eagan	Minnesota	442,542	$0	N/A	N/A	0.0	$—
23	Vacant (formerly Bankers Financial) (h)	N/A	N/A	St. Petersburg	Florida	167,581	$0	N/A	N/A	0.0	$—
24	Vacant (formerly BCBSM) (h)	N/A	N/A	Eagan	Minnesota	12,286	$0	N/A	N/A	0.0	$—
Total (i)						3,375,113	$54,122			3.9	$21,900

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________
_    Indicates an asset that was disposed of in January or February 2026, as described in the Summary Metrics section.
(a)“IG” refers to investment grade rated tenants.
(b)Excludes 570,999 of operating square footage for a parking garage associated with the KBR property in Houston, Texas.
(c)Assumes parties do not exercise any renewal or purchase options pursuant to their applicable leases.
(d)Denotes multi-tenant property. Primary tenant generating largest percentage of ABR shown. Industry, credit, rent increase type and next rent increase are for primary tenant.
(e)Denotes leased property that is not 100% occupied.
(f)We own a 90% controlling interest in this consolidated property.
(g)In January 2026, we entered into a side letter with the tenant to extend the lease term two months beyond its prior lease expiration of January 2026.
(h)Denotes property that is vacant as of the date of this filing.
(i)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Appendix
Fourth Quarter 2025

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Net Lease Office Properties
Fourth Quarter 2025

Normalized Pro Rata Cash NOI
In thousands.

Three Months Ended December 31, 2025
Consolidated Lease Revenues and Other
Total lease revenues – as reported	$20,263
Income from finance leases – as reported	610
Parking garage revenues (a)	443

Less: Consolidated Reimbursable and Non-Reimbursable Property Expenses
Reimbursable property expenses – as reported	4,843
Non-reimbursable property expenses – as reported	1,956
14,517

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Less: Pro rata share of NOI attributable to noncontrolling interests	(105)
(105)

14,412

Adjustments for Pro Rata Non-Cash Items:
Add: Straight-line and other leasing and financing adjustments	651
Add: Above- and below-market rent intangible lease amortization	312
Add: Other non-cash items	111
1,074

Pro Rata Cash NOI (b)	15,486

Adjustment to normalize for intra-period dispositions (c)	(3,126)

Normalized Pro Rata Cash NOI (b)	$12,360

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Net Lease Office Properties
Fourth Quarter 2025

The following table presents a reconciliation from Net loss attributable to NLOP to Normalized pro rata cash NOI:

Three Months Ended December 31, 2025
Net Loss Attributable to NLOP
Net loss attributable to NLOP – as reported	$(53)
Adjustments for Consolidated Operating Expenses
Add: Operating expenses – as reported	24,159
Less: Property expenses, excluding reimbursable tenant costs – as reported	(1,956)
22,203

Adjustments for Other Consolidated Revenues and Expenses:
Less: Other lease-related income (excluding parking garage revenues)	(9,428)
Less: Reimbursable property expenses – as reported	(4,843)
Add: Other income and (expenses) – as reported	6,656
Add: Benefit from income taxes – as reported	(54)
(7,669)

Other Adjustments:
Adjustment to normalize for intra-period dispositions (c)	(3,126)
Add: Straight-line and other leasing and financing adjustments	651
Add: Above- and below-market rent intangible lease amortization	312
Add: Property expenses, excluding reimbursable tenant costs, non-cash	111
Less: Adjustments for pro rata ownership	(69)
(2,121)

Normalized Pro Rata Cash NOI (b)	$12,360
________
(a)Amount comprises revenues from a parking garage at a domestic property and is included in Other lease-related income on our consolidated statements of operations.
(b)Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.
(c)For properties disposed of during the period, the adjustment eliminates our pro rata share of cash NOI for the period.

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Net Lease Office Properties
Fourth Quarter 2025

Disclosures Regarding Non-GAAP and Other Metrics

Non-GAAP Financial Disclosures
FFO and AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to, nor a substitute for, net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as restated in December 2018. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from the sale of certain real estate, impairment charges on real estate or other assets incidental to the company’s main business, gains or losses on changes in control of interests in real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly owned investments. Adjustments for unconsolidated partnerships and jointly owned investments are calculated to reflect FFO on the same basis.
We also modify the NAREIT computation of FFO to adjust GAAP net income for certain non-cash charges, such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rent and related reserves, other non-cash rent adjustments, non-cash allowance for credit losses on finance leases, stock-based compensation, non-cash environmental accretion expense, amortization of discounts and premiums on debt, and amortization of deferred financing costs. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses, such as gains or losses from extinguishment of debt, merger and acquisition expenses, and spin-off expenses. We also exclude realized and unrealized gains/losses on foreign currency exchange rate movements, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income to arrive at AFFO because they are not the primary drivers in our decision-making process and excluding these items provides investors with a view of our portfolio performance over time and makes it more comparable to other REITs. AFFO also reflects adjustments for jointly owned investments. We use AFFO as one measure of our operating performance when we formulate corporate goals and evaluate the effectiveness of our strategies.
We believe that AFFO is a useful supplemental measure for investors to consider because we believe it will help them better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net income computed under GAAP, alternatives to net cash provided by operating activities computed under GAAP, or indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income (“cash NOI”) is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define cash NOI as cash rents from our properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis (“pro rata cash NOI”) to account for our share of income related to noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI may not be directly comparable to the way other REITs present such metrics.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter. We believe this measure provides a helpful representation of our net operating income from our in-place leased properties.

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Net Lease Office Properties
Fourth Quarter 2025

Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have one investment in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of this investment that is deemed to be under our control, even though our ownership is less than 100%. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of this jointly owned investment, of the assets, liabilities, revenues and expenses of this investment. Multiplying our jointly owned investment’s financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investment.
ABR
ABR represents contractual minimum annualized base rent for our properties. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is presented on a pro rata basis.

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